Exhibit 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors

Tarena International, Inc.:

We consent to the use of our report incorporated by reference herein.

/s/ KPMG Huazhen LLP

Beijing, China

December 10, 2018